                                                            EXHIBIT 10.3




                        PURCHASE AND LICENSE AGREEMENT

                                    BETWEEN

                            SYCAMORE NETWORKS, INC.

                                      AND

                         WILLIAMS COMMUNICATIONS, INC.



Exhibit(s):

Exhibit A:  Additional Terms and Conditions
Exhibit B:  Discount Schedule
Exhibit C:  Insurance Terms
Exhibit D:  Year 2000 Statement
Exhibit E:  Escrow Agreement
Exhibit F:  Maintenance

                  CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                  -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            -----------------------

                        PURCHASE AND LICENSE AGREEMENT
                        ------------------------------


THIS AGREEMENT is made effective as of the date written below by and between Sycamore Networks, Inc. ("Sycamore"), a Delaware corporation having a principal place of business at 2 Highwood Drive, Suite 202 Tewksbury, MA 01876, and Williams Communications, Inc. ("Williams") a Delaware corporation having a principal place of business at One Williams Center, Tulsa, OK 74172.

Recitals of Fact

1. Sycamore sells and licenses various hardware and software products (the "Products").

2. Williams desires to purchase and license Products from Sycamore during the term of this Agreement for its internal use only.

NOW, THEREFORE, in consideration of their mutual promises and obligations contained in this Agreement, the parties agree as follows:

1.   Term
     ----

     This Agreement shall become effective as of the date written below and shall continue for a period of three (3) years, after which it shall renew automatically for successive twelve (12) month additional terms, unless otherwise terminated pursuant to the terms hereof.

2.   Purchase
     --------

2.1 During the term of this Agreement, and upon the terms and conditions set forth herein, Sycamore shall sell to Williams Communications, Inc., its parent Company and any parent's of its parent Company as well as any of the parents majority owned subsidiaries (hereinafter Williams), and Williams may from time to time purchase from Sycamore Products at pricing listed in Sycamore's then-current price list applicable to each such Product, as amended from time to time, less any applicable discounts. Any Williams' parent or subsidiary, may order Products under this Agreement so long as such an order references this Agreement and includes a statement whereby the ordering entity agrees to be bound by the terms and conditions contained herein. The parties hereby agree that additional terms and conditions of the Williams purchase of Sycamore's Transponder Product shall be those set forth in Exhibit A.

2.2 Shipments of the Products shall be made only against written purchase orders issued by Williams. At a minimum, each purchase order shall specify the following items:

     a. A complete list of the Products covered by the purchase order, specifying the quantity, model number and description of each;

     b. The price of each Product as set forth on the attached price list and subject to the terms of Section 6, below, and any applicable discounts, and any additional charges and costs;


                                       2
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

     c. The billing address, the destination to which the Products will be delivered, and the requested delivery date; and

     d. The signature of Williams employee or agent who possesses the authority to place such an order.

     Sycamore shall not be obligated to accept any order in which Williams fails to include the items in a through d, above. However if such order is accepted, such failure shall not cause Williams not to receive the applicable discount for such order.

2.3  Sycamore shall acknowledge Williams purchase orders in writing within five
     (5) days after receipt. Sycamore's acknowledgment shall note any exceptions regarding matters such as the items ordered, configuration, and Product pricing. Sycamore shall also confirm the requested delivery date or offer an alternative delivery date. In no event shall any order be binding on Sycamore's until Williams order and Sycamore's acknowledgment are in agreement as to the items ordered, configuration, pricing, delivery dates, and all other material terms.

2.4 No purchase order, acknowledgment form, or other ordering document or communication from either party shall vary the terms and conditions on this Agreement unless both parties expressly agree in writing. In the event of any conflict between the terms and conditions of this Agreement and those of any purchase order acknowledgment form or other ordering document or communication, the terms and conditions of this Agreement shall prevail.

3.   Delivery
     --------

3.1 All deliveries of the Products purchased pursuant to this Agreement will be made FOB Sycamore's facility. All Products will be packaged for shipment in accordance with standard industry practices. All transportation, shipping, and insurance costs shall be shipped in accordance with Williams' instructions and shall be charged to Williams' account. If Williams does not notify Sycamore of a preferred freight forwarder, Sycamore shall select a freight forwarder to be used for shipment of the Products to Williams. Risk of loss shall pass to Williams at the point of delivery. However in the event of any shipping damage, Sycamore shall be responsible for placing and administering any claims with the freight forwarder or carrier regarding any damages incurred during shipping. In addition, replacement product for Product damaged in transit shall be provided by Sycamore on a non-discriminatory first priority basis.

3.2 Title (excluding title to software Products ) shall pass to Williams at the point of delivery to the common carrier at Sycamore's facility.

3.3 Sycamore shall use reasonable efforts to ship the Products on the shipment date requested in Williams purchase order. Sycamore shall not be liable for any loss, expense or damage incurred by Williams if Sycamore fails to meet the specified delivery date. Sycamore reserves the right to allocate shipment of Products among its purchasers and to make partial shipments. Notwithstanding the foregoing, partial shipments shall only be made with previous written

                                       3
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

Confidential Material omitted and filed separately with the Securities and Exchange Commission .
                          Asterisks denote omissions.

     approval by Williams. If shipment is delayed more than [**] days from the mutually agreed upon shipment date due to Sycamore's delay only, Williams may cancel an order upon prior written notice to Sycamore. For the purposes of computing Williams discount level only, shipments cancelled pursuant to the previous sentence of this sub-paragraph 3.3, shall be deemed to have shipped.

3.4 All shipments with destinations outside of the US shall be subject to Sycamore's determination that such shipments are in compliance with all applicable export and import regulations. For shipment other than in the US, Williams will be solely responsible for (i) obtaining any license that may be required to import the Products into its country (ii) clearing the Products through local customs upon their arrival to Williams country and
     (iii) paying all customs duties, taxes and other charges assessed on such importation's in such country. In no event shall Sycamore delay in shipping or refusal to ship due to export or import issues be deemed a default hereunder.

4.   Rescheduling and Cancellation of Orders
     ---------------------------------------

4.1 Upon written notice to Sycamore provided at least [**] days' prior to the scheduled ship date, Williams may reschedule the delivery of any Products scheduled for shipment by up to [**] days at no charge. Orders may, however, be rescheduled only once, except that on an emergency basis, Williams may reschedule more than once so long as any subsequent rescheduled shipping date is not more than [**] days form the original scheduled shipment date. Acceptance of Williams' request to reschedule any delivery with less than [**] days' prior written notice to Sycamore shall be at the sole discretion of Sycamore.

4.2 Upon at least [**] days' written notice to Sycamore prior to the originally-scheduled shipment date of Products under this Agreement, Williams may cancel any shipment of the Products without charge. The following cancellation charges shall apply to any cancellations made by Williams less than [**] days prior to shipment as liquidated damages and not as a penalty based on the number of days prior to the scheduled delivery that written notice of cancellation is received by Sycamore:

               Days Notice                    Charge
               -----------                    ------
                                    (% of canceled order)

               Greater than  [**] days        [**]%
               [**] days                      [**]%
               [**] days                      [**]%




                                       4
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

Confidential Material omitted and filed separately with the Securities and Exchange Commission .
                          Asterisks denote omissions.


5.   Prices
     ------

5.1 During the term of this Agreement, Williams shall be entitled to purchase the Products at the prices set forth in Sycamore then-current Price List, an example of which is attached hereto, applicable to each particular Product, less any applicable discounts based on annual purchase volume listed in Exhibit B. All prices set forth in Sycamore Price List are
               ---------
     exclusive of any applicable value added, excise, sales, use or consumption taxes, customs duties or other governmental charges except for any taxes imposed upon the income of Sycamore or upon its employment base.

5.2 (a) In the event of a Sycamore price increase, all Products ordered on or after the effective date of such price increase shall be filled at the new higher price. Sycamore will provide Williams with written notice of any price increase [**] days prior to the effective date of such price increase. Sycamore shall, however, honor all written and accepted Williams purchase orders for the Products received by Sycamore prior to the price increase effective date at the prices in effect as of the date the order was received, but only if Williams requests Sycamore to ship the Products within [**] days after the effective date of the price increase.

     (b) In the event of an Sycamore price decrease, all products ordered on or after the effective date of such price decrease shall be filled at the new lower price.

6.   Payment
     -------

6.1 Sycamore shall invoice Williams upon shipment of the Products. Williams shall pay all invoices in US dollars within [**] days of receipt. All such invoices will be payable by check or wire transfer, to the following accounts, in United States dollars:

     For Wire Transfers:

     -------------------------------------------------------


     -------------------------------------------------------


     In the event that Williams fails to make any payment when due, Sycamore may withhold further shipments until such time as the past-due payment is made, and may require that subsequent orders be paid in full prior to shipment

6.2 Sycamore reserves the right to impose a late payment charge of one and one-half percent (1 1/2%) per month, or the maximum allowed by law, whichever is less for each month that any payment is late, including the month in which the payment was due and not paid.




                                       5
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

Confidential Material omitted and filed separately with the Securities and Exchange Commission .
                          Asterisks denote omissions.

6.3 Williams shall pay all municipal, state, county or federal taxes including, but not limited to, sales, use, excise, value added or other taxes which may be levied upon the sale, license or transfer, ownership or installation of the Products except for any taxes imposed upon the income of Sycamore or upon its employment base.

7.   Changes / Availability of Products
     ----------------------------------

7.1 Sycamore shall promptly inform Williams as soon as is reasonably practicable after Sycamore schedules discontinuance of production or modification of any hardware Product. Sycamore, in its sole discretion, may modify its price list at any time. Sycamore agrees to offer services for any discontinued product for a period of [**] from the last date of shipment of the discontinued product. Sycamore also agrees to offer a one-time buy-out of spare parts for any discontinued product for a period of [**] days following the announcement of any discontinuance.

7.2 At any time prior to delivery, Sycamore may make changes in the Products in whole or in part to be supplied to the Williams hereunder to include electrical or mechanical design refinements that Sycamore deems appropriate, or as required by law or concerns of safety, without obligation to modify or change any Product previously delivered or to supply Products in accordance with earlier specifications.

8.   License of Software Products and Firmware
     -----------------------------------------

8.1 Subject to the provisions of this Section, Sycamore grants to Williams a nonexclusive, nontransferable, (except for transfers in accordance with the terms herein and in conjunction with the transfer of the Products with which the software is first delivered), license to use the object code form of the software Products solely for Williams internal business purposes (including, without limitation, in conjunction with Williams' provision of services to its customers) on or in conjunction with the Product with which it was originally delivered.

8.2 Subject only to the licenses specifically granted herein, Sycamore is the sole owner of all rights, title and interest, including all copyrights, patents, trademarks, industrial designs, trade names, trade secrets and other intellectual property rights in the software Products. The software Products are copyrighted and Williams is only authorized to reproduce one copy of the software Products solely for back-up purposes. Williams is hereby prohibited from otherwise copying or translating, modifying or adapting the software Products or, incorporating in whole or any part in any other product or creating derivative works based on all or any part of the Products. Williams is not authorized to license others to reproduce any copies of the software Products, except as expressly provided in this Agreement. Williams agrees to ensure that all copyright, trademark and other proprietary notices of Sycamore affixed to or displayed on the software Products will not be removed or modified. Williams shall not decompile, disassemble or reverse engineer, the software Products or any component thereof, except as may be permitted by applicable law in which case Williams must notify Sycamore in writing and Sycamore may provide review and assistance.



                                       6
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

Confidential Material omitted and filed separately with the Securities and Exchange Commission.

                          Asterisks denote omissions.

8.3 The rights and licenses granted to Williams with respect to any software Product furnished by Sycamore may not be sold, licensed, sublicensed, rented, assigned or otherwise transferred to another party without the prior written consent of Sycamore except Williams may assign to an entity controlling, controlled by or under common control of Williams. Williams shall provide written notice of such assignment within a reasonable time thereafter.

8.4 Upon the effective date of a termination of this Agreement by Sycamore for Williams breach, the license granted to Williams under this Agreement shall terminate and Williams shall immediately discontinue use of the software and all copies and documentation thereof and return all copies and documentation to Sycamore. A termination of this Agreement by Williams for Sycamore's breach shall not terminate Williams license hereunder.

8.5 US Government Restricted Rights. Notice - Distribution and use of products including computer programs and any related documentation and derivative works thereof, to and by the United States Government, are subject to the Restricted Rights provisions of FAR 52.227-19, paragraph (c)(2) as applicable, except for purchases by agencies of the Department of Defense
     (DOD). If the Software is acquired under the terms of a Department of Defense or civilian agency contract, the Software is "commercial item" as that term is defined at 48 C.F.R. 2.101 (Oct. 1995), consisting of "commercial computer software" and "commercial computer software documentation" as such terms are used in 48 C.F.R. 12.212 of the Federal Acquisition Regulations and its successors and 48 C.F.R. 227.7202-1 through 227.7202-4 (June 1995) of the DoD FAR Supplement and its successors. All U.S. Government end users acquire the Software with only those rights set
     forth in this Agreement.   Manufacturer is Sycamore Networks, 2 Highwood
     Drive, Suite 202, Tewksbury, MA 01876. Unpublished - rights reserved under the copyright laws of the United States.

8.6 Williams may transfer the rights to use the software in conjunction with the Products on which the software is first supplied, by means of an enforceable sub-license having terms with regard to Williams' sub-licensee's use which are no less restrictive than those as set forth in this paragraph 8, except that any such sub-licensee may not subsequently transfer such sub-license rights without Sycamore's written assent.

9.   Support
     -------

     Williams may elect to purchase maintenance or support services from Sycamore in connection with the Products pursuant to Sycamore's standard terms and conditions and then-current programs. The provision of all such maintenance and support services shall be governed by the applicable agreement entered into between the parties. (See Exhibit F for Maintenance options)

10.  Limited Warranty
     ----------------

10.1 Product Warranty: Product hardware and media are warranted to be free from defects in material and workmanship during the Warranty Period (as defined below). Product hardware and software is warranted to conform substantially to Sycamore's then current (as of the date of Sycamore's product shipment) published user documentation during the Warranty Period. The Warranty Period is [**] for Product hardware, Product software, and media. Product support beyond these periods may be available at additional cost under a Maintenance Service Agreement. The warranty shall commence upon delivery.


                                       7
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

10.2 Warranty Claims: Sycamore shall incur no liability under this warranty if the end user fails to provide Sycamore with notice of the alleged defect during the applicable Warranty Period. After receiving such notice, Sycamore's Technical Assistance Center ("TAC") will notify the purchaser of its designation of one of the following problem resolution methods:

          Return to Factory: The allegedly defective goods must be returned to Sycamore within ten days of receipt of the replacement product and in accordance with Sycamore's Return to Factory repair procedures.

          Other: TAC will use best efforts to deliver non-priority services to repair, correct or workaround the problem by means of telephone support, including patches, corrective software releases or other means reasonably determined by Sycamore.

      Sycamore shall incur no liability under this warranty if Sycamore's tests disclose that the alleged defect is due to causes not within Sycamore's reasonable control, including alteration or abuse of the goods. Under the Return to Factory alternative, if a Product is determined not to be defective or to have a defect due to causes not within Sycamore's reasonable control, Sycamore's then current repair price as listed in the price list will apply.

10.3 Sycamore warrants and represents that the software shall record, store, process, and present calendar dates falling on or after January 1, 2000, in the same manner, and with the same functionality, as such Products record, store, process and present calendar dates falling on or before December 31, 1999. Sycamore further warrants that in all other respects such software shall not lose functionality or degrade in performance as a consequence of such software operating in a date later than December 31, 1999. Sycamore shall also consult with Williams to (i) ensure that such software will lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000, and (ii) under terms and prices mutually agreed upon, to use commercially reasonable efforts to ensure that such software will be interoperable with other software used by Williams which will interact directly with the Sycamore software in the course of processing data. Notwithstanding the foregoing, Sycamore shall have no responsibility to the extent any loss of functionality or degradation or failure to record, store, process or present calendar dates falling on or after January 1, 2000 is caused by the failure to so perform of any software of systems other than Sycamore's used by Williams or any other supplier of Williams. Sycamore will perform the above warranty obligations at no charge to Williams.

10.4. Sycamore warrants, except as stated in Sycamore's published specifications, or as otherwise agreed, that any software provided to Williams by Sycamore shall, to Sycamore's knowledge as of the date of this
      Agreement: (a) contain no hidden files; (b) not replicate, transmit, or activate itself without control of a person operating computing equipment on which it resides; (c) not alter, damage, or erase any data or computer programs without control of a person operating the computing equipment on which it resides; (d) contain no encrypted imbedded key unknown to




                                       8
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks donate omissions.

      Williams, node lock, time-out or other function, whether implemented by electronic, mechanical or other means, which restricts or may restrict use of access to any programs or data developed under this Agreement, based on residency on a specific hardware configuration, frequency of duration of use, or other limiting criteria.

10.5 Sycamore's Liability: Sycamore's liability for breach of warranty hereunder, and end user's sole and exclusive remedy, shall be limited to the express remedies set forth in this Sycamore's Product Warranty.

10.6 Disclaimer of Warranties: SYCAMORE MAKES NO OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, REGARDING PRODUCTS. ALL OTHER WARRANTIES AS TO THE QUALITY, CONDITION, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT ARE EXPRESSLY DISCLAIMED.

10.7 Limitation of Liability: NEITHER PARTY SHALL BE RESPONSIBLE FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGE, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR DAMAGES TO BUSINESS OR BUSINESS RELATIONS, WHETHER OR NOT ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES THE FOREGOING LIMITATIONS SHALL APPLY NOTWITHSTANDING THE FAILURE OF ANY EXCLUSIVE REMEDIES.

10.8 Warranty Repair (Return to Factory): If TAC designates Return to Factory as the appropriate problem resolution method, the following provisions apply.

     (a) During the first [**] days of the warranty period, Sycamore may at its option provide an advance replacement of a defective Product. Sycamore will repair or replace defective Product hardware covered under warranty within[**] business days of receipt of the Product. The warranty period for the replaced product shall be [**] days or the remainder of the warranty period of the original unit, whichever is greater. Sycamore will ship surface freight. Expedited freight is at end user's expense.

     (b) The end user must return the defective Product to Sycamore within [**] days of receipt of the replacement product. If the defective Product is not returned within this time period, Sycamore will bill the end user for the Product at list price, less Williams' discount, if applicable.

10.9 Out-of-Warranty Repair (Hardware): Sycamore will either repair or, at its option, replace defective Product hardware not covered under warranty within [**] working days of its receipt. Repair charges are available from the Repair Facility upon request. The warranty on a serviced Product is [**] days from date of shipment of the serviced unit. Out-of-warranty repair charges are based upon the prices in effect at the time of return.

10.10 In the event that Sycamore, given full cooperation by Williams, is unable, after repeated efforts over a period of no less than [**] days, to correct significant and material non-conformances of



                                       9
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------
     the Products to the specification in effect as of the sale of the Product, Sycamore agrees that after good faith negotiations to resolve the matter, Williams may elect to deem such circumstance a failure of Sycamore's obligation of tender of delivery of conforming Product and Williams may revoke its purchase.

11.  Intellectual Property Rights
     ----------------------------

     Except as described in this Agreement, Sycamore does not grant and Williams acknowledges that it shall have no right, license or interest in any of the patents, copyrights, trademarks, or trade secrets owned, used or claimed now by Sycamore. All applicable rights to such patents, copyrights, trademarks, and trade secrets are and will remain the exclusive property of Sycamore Subject to the rights expressly granted to Williams by this Agreement, title to and ownership of the intellectual property rights contained in the Products or any part of the Products or Sycamore's confidential information shall remain Sycamore's property.


12.  Patent and Copyright Indemnification
     ------------------------------------

12.1 Sycamore agrees to indemnify and hold Williams harmless from and against all claims and judicial or governmental determinations that the Products as delivered by Sycamore under this Agreement infringe or misappropriate any United States patent rights, copyrights, trade secrets, or trademarks. Sycamore shall assume the defense of any such claim regardless as to its ultimate validity, of infringement or misappropriation brought against Williams in the United States by counsel retained at Sycamore's own expense, provided that Williams promptly notifies Sycamore in writing of such claim or the commencement of any such suit, action, proceeding or threat covered by this Section. Sycamore shall maintain sole and exclusive control of the defense and/or settlement of any such claim and Williams shall cooperate in the defense of such claim.

12.2 In the event that the use or sale of all or any portion of the Products is enjoined, or, in Sycamore's judgment, may be enjoined, as a result of a suit based on alleged infringement or misappropriation of the third party intellectual property rights, Sycamore agrees to either: (i) procure for Williams the right to continue to use the Product, or (ii) replace or modify the infringing or misappropriating Product so that it becomes non-infringing. In the event that the foregoing alternatives cannot be reasonably accomplished by Sycamore, Sycamore shall direct Williams to return the Product to Sycamore and upon receipt of the Product(s), Sycamore shall reimburse Williams for the price originally paid by Williams. Upon Sycamore's fulfillment of the alternatives set out in this Section and
     Section 12.1, Sycamore shall be relieved of any further obligation or liability to Williams as a result of any such infringement or misappropriation.

12.3 Regardless of any other provisions of this Agreement, this Section shall not apply (i) to any designs, specifications or modifications originating with or requested by Williams, or (ii) to the combination of any Product with other equipment, software or products not supplied by Sycamore if such infringement or misappropriation would not have occurred but for such combination, or (iii) Williams failure to install an update provided at no additional charge, where the update would have avoided the infringement claim.



                                      10
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

12.4 THIS SECTION 12 STATES SYCAMORE'S ENTIRE LIABILITY TO WILLIAMS AND WILLIAMS' SOLE REMEDY FOR ANY INFRINGEMENT OR MISAPPROPRIATION OF ANY PATENT RIGHTS, COPYRIGHTS, TRADE SECRETS, TRADEMARKS OR OTHER INTELLECTUAL PROPERTY RIGHTS.

13.  General Indemnity
     -----------------

     Each party agrees to indemnify and hold harmless the other party (including their directors, officers, employees, agents, representatives, affiliates, and subcontractors) from and against any claims, damages and liabilities, including reasonable attorney's fees, asserted by any person or entity due to personal injury (including death) or tangible property damage to the extent resulting from any negligent act or omission of such party; provided, however, that such party shall not be liable for that portion of liabilities which are caused by the sole negligence of the other party.

14.  Limitation of Liability
     -----------------------

     IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY PUNITIVE DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, OF ANY KIND WHATSOEVER (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, LOSS OF GOODWILL, LOSS OR DAMAGED DATA OR SOFTWARE (EXCEPT IN THE CASE OF SOFTWARE, AS STATED IN SYCAMORE'S WARRANTY FOR SOFTWARE), LOSS OF USE OF THE PRODUCTS, DOWNTIME OR COSTS OF SUBSTITUTE PRODUCTS OR EQUIPMENT) ARISING FROM THE SALE AND DELIVERY OF THE PRODUCTS OR ANY OTHER ACT OF EITHER PARTY IN CONNECTION WITH THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NO LIMITATION AS TO DAMAGES FOR PERSONAL INJURY (INCLUDING DEALTH) OR TANGIBLE PROPERTY DAMAGE IS HEREBY INTENDED. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES AND THE ABOVE EXCLUSION OR LIMITATION MAY NOT APPLY.

15.  Confidentiality
     ---------------

15.1 For purposes of this Agreement, "Confidential Information" shall mean all information (i) identified in written or oral format by the disclosing party as confidential, trade secret or proprietary information and, if disclosed orally, summarized in written format within ten (10) days of disclosure.

15.2 Notwithstanding the foregoing, "Confidential Information" shall not include
                                                                     ---
     any information which the receiving party can show: (a) is now or subsequently becomes legally and publicly available without breach of this Agreement by the receiving party, (b) was rightfully in the possession of the receiving party without any obligation of confidentiality prior to receiving it from the


                                      11
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------
     disclosing party, (c) was rightfully obtained by the receiving party from a source other than the disclosing party without any obligation of confidentiality, (d) was developed by or for the receiving party independently and without reference to any Confidential Information and such independent development can be shown by documentary evidence, or
     (e) is disclosed pursuant to an order of a court or governmental agency as so required by such order, provided that the receiving party shall first notify the disclosing party of such order and afford the disclosing party the opportunity to seek a protective order relating to such disclosure.

15.3 Both Parties agree not to use such Confidential Information except in their performance under this Agreement. In addition, both parties shall treat and protect such information in the same manner as it treats its own information of like character, but with not less than reasonable care.
     Both parties agree to take appropriate measures by instruction and written agreement prior to disclosure of Confidential Information to their employees to prevent unauthorized use or disclosure. The obligations of this Section with regard to Confidential Information shall continue for a period of three (3) years after termination or expiration of this Agreement, except that the period with respect to any Confidential Information identified as a trade secret shall be perpetual. Confidential Information must be returned by the receiving party upon termination or expiration of this Agreement.

15.4 In the event of a breach of any of the foregoing provisions, both parties agree that the harm suffered by the disclosing party would not be compensable by monetary damages alone and, accordingly, that the disclosing party shall, in addition to other available legal or equitable remedies, be entitled to an injunction against such breach.

16.  Termination
     -----------

16.1 Either party may terminate this Agreement at any time, with or without cause, upon ninety (90) days prior written notice to the other party.

16.2 If Williams is in breach of this Agreement, Sycamore shall give Williams thirty (30) days' prior written notice to cure such breach. If such breach has not been cured to Sycamore's satisfaction within such thirty (30) day period, then this Agreement shall automatically terminate at the end of
     said thirty (30) day period without further notice to Williams.   If
     Williams is in breach of the Section entitled License of Software Products and Firmware, and fails to cure such breach within five (5) days of notice, Sycamore shall have the right to immediately terminate this Agreement.

16.3 This Agreement may be terminated for cause by either party in the event that the other party: (i) shall become insolvent; (ii) commits an act of bankruptcy; (iii) seeks an arrangement or compromise with its creditors under any statute or otherwise; (iv) is subject to a proceeding in bankruptcy, receivership, liquidation or insolvency and same is not dismissed within thirty (30) days; (v) makes an assignment for the benefit of the creditors; (vi) admits in writing its inability to pay its debts as they mature; or (vii) ceases to function as a going concern or to conduct its operations in the normal course of business.




                                      12
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

16.4 If Williams defaults under this Agreement, and does not cure such default within thirty (30) days of receipt of Sycamore's written notice, Sycamore shall have the right to take any or all of the following actions: (i) declare this Agreement to be in default and all amounts payable under this Agreement shall become immediately due and payable; (ii) suspend delivery to Williams until the default is cured by Williams; (iii) proceed by court action to enforce performance and/or recover damages; and/or (iv) terminate this Agreement. If Sycamore continues to make shipments after Williams default, Sycamore's action shall not constitute a waiver of any rights or remedies, or affect Sycamore's legal remedies under this Agreement.

     If Sycamore defaults under this Agreement, and does not cure such default within thirty (30) days of receipt of Williams' written notice, Williams shall have the right to take any or all of the following actions: (i) declare this Agreement to be in default and all amounts payable under this Agreement shall become immediately due and payable for all products delivered and services performed prior to such termination; (ii) proceed by court action to enforce performance and/or recover damages; and/or (iii) terminate this Agreement. If Williams continues to order Products after Sycamore's default, Williams' action shall not constitute a waiver of any rights or remedies, or affect Williams' legal remedies under this Agreement.

16.5 The termination or expiration of this Agreement shall in no case relieve either party from its obligation to pay to the other any sums accrued under this Agreement prior to such termination or expiration.

17.  General
     -------

17.1 Entire Agreement; Amendment; Authorized Personnel.  This Agreement
     --------------------------------------------------
     supersedes all prior and contemporaneous agreements, representations, warranties and understandings and contains the entire agreement between the parties. No amendment, modification, termination, or waiver of any provision of this Agreement or consent to any departure from this Agreement shall be effective unless it is in writing and signed by a duly authorized representative of each party. No failure or delay on the part of either party in exercising any right or remedy under this Agreement shall operate as a waiver of such right or remedy.

17.2 Assignment.  This Agreement shall be binding upon and inure to the benefit
     -----------
     of the parties and their respective successors and assigns, but neither party shall have the right to assign or otherwise transfer its rights under this Agreement without receiving the express prior written consent of the
     other party, such consent not to be unreasonably withheld..   Either party
     may, however, assign this Agreement in the event of a sale of all or substantially all of such party's assets or stock to which assignment the both parties consent to now. Notwithstanding the foregoing, Williams may assign this Agreement to any entity controlling, controlled by, or under common control with Williams. Williams shall notify Sycamore in writing of such assignment within a reasonable time thereafter.

17.3 Notices.  All notices, requests, demands, and other communications provided
     --------
     for under this Agreement shall be in writing and in English to be sent by registered or certified mail, postage prepaid, to the receiving party at its address as set forth in this Agreement or to any other address


                                      13
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------
     that the receiving party may have provided to the sending party in writing. When feasible, any such notice, request, demand or other communication shall also be transmitted by facsimile as follows or to such other facsimile number as provided by the receiving party in writing:

            .  Williams Facsimile Number: (918) 573-6578
               ATTN: Contract Administration.

            .  Sycamore's Facsimile Number: ___________________
               ATTN:  General Counsel


     Any notice, request, demand or other communication sent by facsimile will be deemed to have been received on the day it is sent. Any notice, request, demand or other communication sent by registered or certified mail will be deemed to have been received on the seventh (7th) business day after its date of posting, unless it is sent by facsimile prior to such seventh (7th) business day.

17.4 Governing Law. This Agreement and all acts and transactions pursuant hereto
     --------------
     and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York. The United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

17.5 (reserved).

17.6 Counterparts; Severability; and Headings.  This Agreement may be executed
     -----------------------------------------
     in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. The provisions of this Agreement are declared to be severable. In the event that any provision contained in this Agreement shall be held to be unenforceable or invalid, the remaining provisions shall be given full effect, and the parties agree to negotiate, in good faith, a substitute valid provision which most nearly approximates the parties' intent. The failure of either party in any one or more instances to enforce any of the terms of this Agreement shall not be construed as a waiver of future enforcement of that or any other term. Headings in this Agreement are included for reference only and shall not constitute a part of this Agreement for any other purpose.

17.7 Force Majeure.  Neither party shall be held responsible for any delays or
     --------------
     failure in performance caused in whole or in part by fires, strikes, floods, embargoes, labor disputes, delays or failures of subcontractors, acts of sabotage, riots, accidents, delays of carriers, voluntary or mandatory compliance with any governmental act, regulation or request, acts of God or by public enemy, or any other causes beyond the party's reasonable control. If such contingency shall occur, the defaulting party may elect to either (a) suspend this Agreement for the duration of the delaying cause, or (b) extend the duration of this Agreement by the length of time the contingency endured, or the non-defaulting party may terminate this Agreement upon giving ninety (90) days prior written notice.


                                      14
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

17.8  Survival.  The parties agree that the provisions of the following
      ---------
      Sections shall survive the expiration or earlier termination of this Agreement for any reason: License of Software Products and Firmware, Patent and Copyright Indemnification, Limitation of Liability, and Confidentiality.

17.9 Training Services. Sycamore will provide at no charge to Williams, two (2) one (1) - week sessions of on-site operational training of up to twenty
      (20) students per class. Such classes will be provided on dates mutually agreed to by the parties.


17.10 Escrow Program. Sycamore agrees to deposit Source Code, at Williams expense, into Sycamore's Escrow Program, under an Escrow Agreement mutually agreed to by the parties, upon William's notice that it wishes an escrow deposit to be made. A sample of Sycamore's Escrow Agreement is attached hereto as Exhibit D.

17.11 Insurance. Sycamore agrees to maintain, at all times during the term of this Agreement, insurance in accordance with the terms and conditions of Exhibit C hereto and incorporated herein by reference.

17.12 Prevailing Party. In any action or proceeding to enforce rights or obligations under this Agreement, the prevailing party shall be entitled to recover court costs and reasonable attorney's fees.

17.13 Time and Material Charges. If Sycamore invoices Williams time and material charges for services provided, Sycamore agrees to provide documentation to substantiate such charges.

17.14 Conflict of Interest. Sycamore will not pay any commissions, fees or rebates to any employees of Williams, nor favor any employee of Williams with gifts or entertainment. If Williams has reasonable cause to believe that one of this provision has been violated, Sycamore agrees to cooperate with Williams in its investigation.



                                      15
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in duplicate by their duly authorized representatives as of the effective date written below.


SYCAMORE NETWORKS, INC.       WILLIAMS COMMUNICATIONS, INC.

By:  /s/ Despande                    By:  /s/ Joseph P. [illegible]
     ----------------------------         -------------------------------


Name:     Despande                  Name:
     ----------------------------         -------------------------------


Title:            Chairman          Title:
     ----------------------------         -------------------------------


Effective Date:    March 5, 1999    Date:
                -----------------         -------------------------------




                                      16
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.


                                   EXHIBIT A
                                       to
                    SYCAMORE PURCHASE AND LICENSE AGREEMENT


                        ADDITIONAL TERMS AND CONDITIONS
                        --------------------------------

a) Williams represents and agrees that Sycamore's has been chosen as an approved vendor to Williams to supply WDM Transponder Technology. The Term (the "Term") of the Definitive Agreement shall be for three (3) years. In year one of the Term, Williams agrees to a minimum purchase of [**], net invoice value, in Sycamore product. This revenue commitment is based on Williams Planning Engineering 1999 scheduled build out plans for Transponder based systems in Spur locations.

b) Williams shall, have a nontransferable right to purchase shares of Sycamore in Sycamore's initial public offering (IPO) of shares on a national exchange to an upper limit, unless otherwise agreed, equal to that number of shares, which when multiplied by the IPO price as listed on the cover page of the final prospectus relating to Sycamore's IPO, equals 5% of the dollar value of Williams' accumulated purchases of products and services, (less any applicable discounts, taxes or charges for shipping, insurance, and the like), made by Williams as of the date of the IPO, but in no event more than 5% of the shares offered in such IPO.

c) Sycamore, as additional discount hereunder agrees to grant to Williams a credit against future purchases by Williams under this Agreement, an amount equal to [**]% of the net purchase price of sales of Sycamore Products SN 6000/8001 made to future customers prior to December 31, 1999. This credit may be used for the purchase of Sycamore Products under this agreement only and is not redeemable in any other matter. Upon expiration or termination of this Agreement any unused portion of the credit will expire.

d) Upon completing a successful implementation of Sycamore product into Williams network, Sycamore and Williams agree to engage in joint press activity to the mutual benefit of both companies. The level of activity and timing of any announcements will be by mutual agreement.

e) Any adjustment of the discount to which Williams is entitled, except for corrections to mathematical or administrative errors in the computation of such discount, shall not be retroactive with regard to Products purchased and delivered prior to the adjustment of such discount.


                                      17
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

                                   EXHIBIT B
                                      to
                    SYCAMORE PURCHASE AND LICENSE AGREEMENT

                             Pricing and Discounts
                             ---------------------


Sycamore agrees, during the term of this Agreement to extended a [**] product discount on Sycamore's then-current end-user pricing in effect as of the date of Williams' orders.

Sycamore represents that [**]. In the event that Sycamore [**].



                                      18
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

                                   EXHIBIT C
                                      to

                    SYCAMORE PURCHASE AND LICENSE AGREEMENT

                                INSURANCE TERMS

[NOTE:  Sycamore's insurance binder to be attached.]


                                      19
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

                                   EXHIBIT D
                                      to

                    SYCAMORE PURCHASE AND LICENSE AGREEMENT

                              YEAR 2000 Statement


Sycamore Year 2000 (Y2K) Compliance
Corporate Statement

     Sycamore Networks recognizes the genuine and particular concerns of the telecommunications industry with regard to year 2000 performance issues and is committed to ensure that Sycamore's Products meet the requirements of Sycamore's customers in this critical area.

     Sycamore Network's commits that its Products will comply with telecommunications industry Year 2000 standards as set forth in each applicable Product specification.

     More specifically, to the extent that any Sycamore Software or Products report or utilize dates, all such Software and Products, will be Year 2000 compliant and will meet telecommunication industry Year 2000 standards.
SYCAMORE shall ensure that any SYCAMORE provided programs or systems with which its Software communicates or integrates and which utilize dates, are Year 2000 compliant and, If requested by Sycamore's Customer, Sycamore shall provide the Customer with results of Year 2000 compliance tests previously conducted or will agree to jointly conduct mutually agreed to Year 2000 compliance tests with the Customer.

     In the event the Products or Software do not comply or such tests demonstrate that Sycamore's Software or Sycamore's Products are not Year 2000 compliant, as provided herein, Sycamore's obligation shall be to carry out or procure the carrying out of all necessary enhancements or upgrades to the Software or the Products at its own cost at Sycamore's manufacturing facility.

     Sycamore shall not be obligated to make enhancements or upgrades in the event such tests demonstrate that the Year 2000 non-compliance results from non-Sycamore supplied programs or systems, or from Sycamore's compliance with an industry standard specification in effect as of the date of manufacture.

     The preceding statement is made pursuant to the United States Year 2000 Information and Readiness Disclosure Act (Public Law 105-271; 112 Stat. 2386).



                                      20
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

                                   EXHIBIT E
                                       to

                    SYCAMORE PURCHASE AND LICENSE AGREEMENT


                          THREE-PARTY ESCROW AGREEMENT


                                    BETWEEN


                    PRODUCER, FORT KNOX AND SINGLE LICENSEE


This is an Example:
-------------------

     This escrow agreement is intended for use by a Producer (Licensor), a single Licensee (End User) and Fort Knox Escrow Services, Inc. Any number of escrow products may be stored in escrow for the Licensee under the terms of this agreement. All parties sign the contract.

                           Software Escrow Agreement

     This Escrow Agreement ("Agreement") is made as of this ___ day of _________________, 199__, by and between _____________________________________
("Producer"), Fort Knox Escrow Services, Inc. ("Fort Knox") and
________________________________________________________________________________
______________ (Licensee").

     Preliminary Statement.  Producer intends to deliver to Fort Knox a sealed
     ---------------------
package containing magnetic tapes, disks, disk packs, or other forms of media, in machine readable form, and the written documentation prepared in connection therewith, and any subsequent updates or changes thereto (the "Deposit Materials") for the computer software products (the "System(s)"), all as identified from time to time on Exhibit B hereto. Producer desires Fort Knox to hold the Deposit Materials, and, upon certain events, deliver the Deposit Materials (or a copy thereof) to Licensee, in accordance with the terms hereof.

     Now, therefore, in consideration of the foregoing, of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   Delivery by Producer.  Producer shall be solely responsible for
          --------------------
delivering to Fort Knox the Deposit Materials as soon as practicable. Fort Knox shall hold the Deposit Materials in accordance with the terms hereof. Fort Knox shall have no obligation to verify the completeness or accuracy of the Deposit Materials.




                                      21
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

     2.  Duplication; Updates.
         --------------------

     (a) Fort Knox may duplicate the Deposit Materials by any means in order to comply with the terms and provisions of this Agreement, provided that Licensee shall bear the expense of duplication. Alternatively, Fort Knox, by notice to Producer, may reasonably require Producer to promptly duplicate the Deposit Materials.

     (b) Producer shall deposit with Fort Knox any modifications, updates, new releases or documentation related to the Deposit Materials by delivering to Fort Knox an updated version of the Deposit Materials ("Additional Deposit") as soon as practicable after the modifications, updates, new releases and documentation have been developed by Producer. Fort Knox shall have no obligation to verify the accuracy or completeness of any Additional Deposit or to verify that any Additional Deposit is in fact a copy of the Deposit Materials or any modification, update, or new release thereof.

     3.  Notification of Deposits.  Simultaneous with the delivery to Fort Knox
         ------------------------
of the Deposit Materials or any Additional Deposit, as the case may be, Producer shall deliver to Fort Knox and to Licensee a written statement specifically identifying all items deposited and stating that the Deposit Materials or any Additional Deposit, as the case may be, so deposited have been inspected by Producer and are complete and accurate. Fort Knox shall, within ten (10) business days of receipt of any Deposit Materials, send notification to Producer and Licensee that it has received from Producer such Deposit Materials.

     4.  Delivery by Fort Knox
         ---------------------

         4.1  Delivery by Fort Knox to Licensee.  Fort Knox shall deliver the
              ---------------------------------
Deposit Materials, or a copy thereof, to Licensee only in the event that:

     (a) Producer notifies Fort Knox to effect such delivery to Licensee at a specific address, the notification being accompanied by a check payable to Fort Knox in the amount of one hundred dollars ($100.00); or

     (b) Fort Knox receives from Licensee:

         (i)   the occurrence of one of the following escrow release events:

               (1) the making by Producer of a general assignment for the benefit of creditors and the unwillingness or inability of Producer to provide support for the licensed software;

               (2) any action by Producer under any federal or state insolvency or similar law for the purpose of its bankruptcy, reorganization or liquidation and the unwillingness or inability of Producer to provide support for the licensed software;

               (3) Producer's failure to continue in business without a successor and the unwillingness or inability of Producer to provide support for the licensed software;



                                      22
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

          (ii) evidence satisfactory to Fort Knox that Licensee has previously notified Producer of such Producer Default in writing;

          (iii) a written demand that the Deposit Materials be released and delivered to Licensee;

          (iv) a written undertaking from the Licensee that the Deposit Materials being supplied to the Licensee will be used only as permitted under the terms of the License Agreement;

          (v)   specific instructions from the Licensee for this delivery; and

          (vi) an initial check payable to Fort Knox in the amount of one hundred dollars ($100.00).

     (c) If the provisions of paragraph 4.1(a) are satisfied, Fort Knox shall, within five (5) business days after receipt of the notification and check specified in paragraph 4.1(a), deliver the Deposit Materials in accordance with the applicable instructions.

     (d) If the provisions of paragraph 4.1(b) are met, Fort Knox shall, within five (5) business days after receipt of all the documents specified in paragraph 4.1(b), send by certified mail to Producer a photostatic copy of all such documents. Producer shall have thirty (30) days from the date on which Producer receives such documents ("Objection Period") to notify Fort Knox of its objection ("Objection Notice") to the release of the Deposit Materials to Licensee and to request that the issue of Licensee's entitlement to a copy of the Deposit Materials be submitted to arbitration in accordance with the following provisions:

         (i) If Producer shall send an Objection Notice to Fort Knox during the Objection Period, the matter shall be submitted to, and settled by arbitration by, a panel of three (3) arbitrators chosen by the Atlanta Regional Office of the American Arbitration Association in accordance with the rules of the American Arbitration Association. The arbitrators shall apply Georgia law. At least one (1) arbitrator shall be reasonably familiar with the computer software industry. The decision of the arbitrators shall be binding and conclusive on all parties involved, and judgment upon their decision may be entered in a court of competent jurisdiction. All costs of the arbitration incurred by Fort Knox, including reasonable attorneys' fees and costs, shall be paid by the party which does not prevail in the arbitration; provided, however, if the arbitration is settled prior to a decision by the arbitrators, the Producer and Licensee shall each pay 50% of all such costs.

         (ii) Producer may, at any time prior to the commencement of arbitration proceedings, notify Fort Knox that Producer has withdrawn the Objection Notice. Upon receipt of any such notice from Producer, Fort Knox shall reasonably promptly deliver the Deposit Materials to Licensee in accordance with the instructions specified in paragraph 4.1(b)(v).



                                      23
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

     (e) If, at the end of the Objection Period, Fort Knox has not received an Objection Notice from Producer, then Fort Knox shall reasonably promptly deliver the Deposit Materials to Licensee in accordance with the instructions specified in paragraph 4.1(b)(v). Both Producer and Licensee agree that Fort Knox shall not be required to deliver such Deposit Materials until all such fees then due Fort Knox have been paid.

          4.2  Delivery by Fort Knox to Producer.  Fort Knox shall release and
               ---------------------------------
deliver the Deposit Materials to Producer upon termination of this Agreement in accordance with paragraph 7(a) hereof.

     5.   Indemnity.  Producer and Licensee shall, jointly and severally,
          ---------
indemnify and hold harmless Fort Knox and each of its directors, officers, agents, employees and stockholders ("Fort Knox Indemnities") absolutely and forever, from and against any and all claims, actions, damages, suits, liabilities, obligations, costs, fees, charges, and any other expenses whatsoever, including reasonable attorneys' fees and costs, that may be asserted against any Fort Knox Indemnitee in connection with this Agreement or the performance of Fort Knox or any Fort Knox Indemnitee hereunder.

     6.   Disputes and Interpleader.
          -------------------------

     (a) Fort Knox may submit the matter to any court of competent jurisdiction in an interpleader or similar action other than a matter submitted to arbitration after Fort Knox's receipt of an Objection Notice under Section 4 and the parties under this Agreement submit the matter to such arbitration as described in Section 4 of this Agreement. Any and all costs incurred by Fort Knox in connection therewith, including reasonable attorneys' fees and costs, shall be borne 50% by each of Producer and Licensee.

     (b) Fort Knox shall perform any acts ordered by any court of competent jurisdiction, without any liability or obligation to any party hereunder by reason of such act.

     7.   Term and Renewal.
          ----------------

     (a) The initial term of this Agreement shall be two (2) years, commencing on the date hereof (the "Initial Term"). This Agreement shall be automatically extended for an additional term of one year ("Additional Term") at the end of the Initial Term and at the end of each Additional Term hereunder unless, on or before ninety (90) days prior to the end of the Initial Term or an Additional Term, as the case may be, any party notifies the other parties that it wishes to terminate the Agreement at the end of such term.

     (b) In the event of termination of this Agreement in accordance with paragraph 7(a) hereof, Licensee shall pay all fees due Fort Knox and shall promptly notify Producer that this Agreement has been terminated and that Fort Knox shall return to Producer all copies of the Deposit Materials then in its possession.

     8.   Fees.  Producer and Licensee shall pay to Fort Knox the applicable
          ----
fees in accordance with Exhibit A as compensation for Fort Knox's services under this Agreement. The first years fees are due upon receipt of the signed contract or Deposit Materials, whichever comes first and shall be paid in U.S. Dollars.

     (a)  Payment.  Fort Knox shall issue an invoice to Licensee following
          -------
execution of this Agreement ("Initial Invoice"), on the commencement of any Additional Term hereunder, and in connection



                                      24
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------
with the performance of any additional services hereunder. Payment is due upon receipt of invoice. All fees and charges are exclusive of, and Licensee is responsible for the payment of, all sales, use and like taxes. Fort Knox shall have no obligations under this Agreement until the Initial Invoice has been paid in full by Licensee.

     (b) Nonpayment.  In the event of non-payment of any fees or charges
         ----------
invoiced by Fort Knox, Fort Knox shall give notice of non-payment of any fee due and payable hereunder to the Licensee and, in such an event, the Licensee shall have the right to pay the unpaid fee within ten (10) days after receipt of notice from Fort Knox. If Licensee fails to pay in full all fees due during such ten (10) day period, Fort Knox shall give notice of non-payment of any fee due and payable hereunder to Producer and, in such event, Producer shall have the right to pay the unpaid fee within ten (10) days of receipt of such notice from Fort Knox. Upon payment of the unpaid fee by either the Producer or Licensee, as the case may be, this Agreement shall continue in full force and effect until the end of the applicable term. Failure to pay the unpaid fee under this paragraph 8(b) by both Producer and Licensee shall result in termination of this Agreement.

     9.  Ownership of Deposit Materials.  The parties recognize and acknowledge
         ------------------------------
that ownership of the Deposit Materials shall remain with Producer at all times.

     10. Available Verification Services.  Upon receipt of a written request
         -------------------------------
from Licensee, Fort Knox and Licensee may enter into a separate agreement pursuant to which Fort Knox will agree, upon certain terms and conditions, to inspect the Deposit Materials for the purpose of verifying its relevance, completeness, currency, accuracy and functionality ("Technical Verification Agreement"). Upon written request from Producer, Fort Knox will issue to Producer a copy of any written technical verification report rendered in connection with such engagement. If Fort Knox and Licensee enter into such Technical Verification Agreement, Producer shall reasonably cooperate with Fort Knox by providing its facilities, computer systems, and technical and support personnel for technical verification whenever reasonably necessary. If requested by Licensee, Producer shall permit one employee of Licensee to be present at Producer's facility during any such verification of the Deposit Materials.

     11. Bankruptcy.  Producer and Licensee acknowledge that this Agreement is
         ----------
an "agreement supplementary to" the License Agreement as provided in Section 365
(n) of Title 11, United States Code (the "Bankruptcy Code"). Producer acknowledges that if Producer as a debtor in possession or a trustee in Bankruptcy in a case under the Bankruptcy Code rejects the License Agreement or this Agreement, Licensee may elect to retain its rights under the License Agreement and this Agreement as provided in Section 365 (n) of the Bankruptcy Code. Upon written request of Licensee to Producer or the Bankruptcy Trustee, Producer or such Bankruptcy Trustee shall not interfere with the rights of Licensee as provided in the License Agreement and this Agreement, including the right to obtain the Deposit Material from Fort Knox.


                                      25
                 CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                 -------------------------------------------
                            SYCAMORE NETWORKS, INC.
                            ----------------------

     12.  Miscellaneous.
          -------------

     (a) Remedies.  Except for intentional misrepresentation, gross negligence
         --------
or intentional misconduct, Fort Knox shall not be liable to Producer or to Licensee for any act, or failure to act, by Fort Knox in connection with this Agreement. Any liability of Fort Knox regardless of the cause shall be limited to the fees exchanged under this Agreement. Fort Knox will not be liable for special, indirect, incidental or consequential damages hereunder.

     (b) Natural Degeneration; Updated Version.  In addition, the parties
         -------------------------------------
acknowledge that as a result of the passage of time alone, the Deposit Materials are susceptible to loss of quality ("Natural Degeneration"). It is further acknowledged that Fort Knox shall have no liability or responsibility to any person or entity for any Natural Degeneration. For the purpose of reducing the risk of Natural Degeneration, Producer shall deliver to Fort Knox a new copy of the Deposit Materials at least once every three years.

     (c) Permitted Reliance and Abstention.  Fort Knox may rely and shall be
         ---------------------------------
fully protected in acting or refraining from acting upon any notice or other document believed by Fort Knox in good faith to be genuine and to have been signed or presented by the proper person or entity. Fort Knox shall have no duties or responsibilities except those expressly set forth herein.

     (d) Independent Contractor.  Fort Knox is an independent contractor, and is
         ----------------------
not an employee or agent of either the Producer or Licensee.

     (e) Amendments.  This Agreement shall not be modified or amended except by
         ----------
another agreement in writing executed by the parties hereto.

     (f) Entire Agreement.  This Agreement, including all exhibits hereto,
         ----------------
supersedes all prior discussions, understandings and agreements between the parties with respect to the matters contained herein, and constitutes the entire agreement between the parties with respect to the matters contemplated herein. All exhibits attached hereto are by this reference made a part of this Agreement and are incorporated herein.

     (g) Counterparts; Governing Law.  This Agreement may be executed in
         ---------------------------
counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. This Agreement shall be construed and enforced in accordance with the laws of the State of Georgia.

     (h) Confidentiality.  Fort Knox will hold and release the Deposit Materials
         ---------------
only in accordance with the terms and conditions hereof, and will maintain the confidentiality of the Deposit Materials.

     (i) Notices.  All notices, requests, demands or other communications
         -------
required or permitted to be given or made under this Agreement shall be in writing and shall be delivered by hand or by commercial overnight delivery service which provides for evidence of receipt, or mailed by certified mail, return receipt requested, postage prepaid. If delivered personally or by commercial overnight delivery service, the date on which the notice, request, instruction or document is delivered shall be the date on which delivery is deemed to be made, and if delivered by mail, the date on which such notice, request, instruction or document is

                                      26
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------
received shall be the date on which deliveryis deemed to be made. Any party may change its address for the purpose of this Agreement by notice in writing to the other parties as provided herein.

     (j) Survival.  Paragraphs 5, 6, 8, 9 and 12 shall survive any termination
         --------
of this Agreement.

     (k) No Waiver.  No failure on the part of any party hereto to exercise, and
         ---------
no delay in exercising any right, power or single or partial exercise of any right, power or remedy by any party will preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

     IN WITNESS WHEREOF each of the parties has caused its duly authorized officer to execute this Agreement as of the date and year first above written.

Fort Knox Escrow Services, Inc.

                   3539A Church Street                     Phone: 1-800-875-5669
                   Clarkston, Georgia  30021-1717          Fax:   1-404-298-2010
                   E-mail:  info@fortknoxescrow.com



          By:-------------------------- Title: --------------------------
          Print Name:----------------------------------------------------

Producer

          By:-------------------------- Title: --------------------------
          Print Name:----------------------------------------------------
          Address:-------------------------------------------------------

          Phone:---------------------------------------------------------
          Fax:-----------------------------------------------------------
          E-mail:--------------------------------------------------------

Licensee
          By:-------------------------- Title: --------------------------
          Print Name:----------------------------------------------------
          Address:-------------------------------------------------------

          Phone:---------------------------------------------------------
          Fax:-----------------------------------------------------------
          E-mail:--------------------------------------------------------


                                      27
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------

                                   EXHIBIT A

                                  FEE SCHEDULE



Fees to be paid by Licensee shall be as follows:


     Initialization fee (one time only)                   $850
       ($765 for current clients)

     Annual maintenance/storage fee
       . includes two Deposit Material updates            $900
       . includes one cubic foot of storage space    (foreign $1,000)

     International (outside of U.S) - $1,000/product

     Additional Updates                                   $150
       (above two per year)

     Additional Storage Space                             $150/cubic foot



Payable by Licensee or Producer:


     Due Upon Licensee's or Producer's
     Request for Release of Deposit Materials             $100 for initial 2 hrs
                                                          $50/hour for
                                                          additional hours



A ten percent discount is credited towards the initialization fee for current Fort Knox clients. Fees due upon receipt of signed contract or Deposit Material, whichever comes first and shall be paid in U.S. Dollars. Thereafter, fees shall be subject to their current pricing, provided that such prices shall not increase by more than 10% per year. An invoice for all renewal fees will be issued on the anniversary of the initial invoice.


                                      28
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------

                                   EXHIBIT B

B1.  Product Name: ____________________________________________________
     Version #:________________________________________________________


Prepared and Confirmed by:  ________________________________________________

Title:  _________________________________________   Date: __________________

Signature: _______________________________________________________________


Type of deposit:
----------------
          ____ Initial Deposit
          ____ Update Deposit to replace current deposits
          ____ Other (pleas describe)___________________________________________

Items Deposited:
----------------

    Quantity        Media Type         Description of Material

A)  ___________     ________________   _______________________

B)  ___________     ________________   _______________________

C)  ___________     ________________   _______________________


                         (please copy page as necessary)



                                      29
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.
                                   EXHIBIT F

                                       to

                    SYCAMORE PURCHASE AND LICENSE AGREEMENT


                              MAINTENANCE OPTIONS

                           Sycamore Support Services

7 x 24 TAC Support Contract              Software Maintenance Contract
Resident Support Engineer Contract       Hardware Maintenance Contracts
Time & Material Order                    Return-to-Factory Repair Service
Standard Product Training                Customized Product Training


Support Packages:

     Basic:
            Includes:      Software Maintenance Contract
                           7 x 24 TAC Support Contract
            Package Price: [**] of End User Price


     Standard:
            Includes:      Software Maintenance Contract
                           7 x 24 TAC Support Contract
                           Hardware Maintenance Contract (Return/Repair)
            Package Price: [**] of  End User Price


     Premium:
            Includes:      Software Maintenance Contract
                           7 x 24 TAC Support Contract
                           Hardware Maintenance Contract (Advanced Exchange)
            Package Price: [**] of End User Price



                                      30
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

1.   7 x 24 TAC Support Contract

     1.1  Service Description:

          A. TAC Support includes 7 x 24 priority access to Sycamore's Technical Assistance Center. Priority support calls are routed to a Sycamore Network Support Engineer within ten (10) minutes during normal business hours and within twenty (20) minutes outside normal business hours.

          B. Sycamore Normal Business Hours:
             8:30 a.m. - 5:30 p.m. EST Monday thru Friday
             Excluding Sycamore Holidays

          C. Customers may call Sycamore's Technical Assistance Center Support toll-free number for technical support and problem diagnosis.

          D. Electronic access to Sycamore's bulletin board service via www.sycamorenet.com, provides Customers with: technical tips, software release notes, and problem status reports.

     1.2  Service Eligibility:

          A. Customer must possess a valid Sycamore TAC Support Contract or Sycamore Software Maintenance Contract.

          B. Customer must be in good credit standing with Sycamore.

     1.3  Service Pricing:

          A la carte: [**] of List Price


                                      31
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

2.   Hardware Maintenance Contract (Return/Repair)

     2.1  Service Description:

          A. The Customer must make a request for return by contacting Sycamore's Technical Support Center (TAC) and requesting a Return Material Authorization (RMA). Access to the TAC is available Monday through Friday, between 8:30 a.m. and 5:30 p.m., Eastern Time.

          B. Sycamore shall repair or replace (at its option) the malfunctioning product and return a functioning product to the Customer's site within [**] days of Sycamore's receipt of the malfunctioning product.

     2.2  Service Eligibility:

          A. Customer must possess a valid Sycamore Hardware Maintenance Service Contract.

          B. Customer must be in good credit standing with Sycamore.

          C. Customer must obtain a Sycamore RMA number and must externally label the product packaging with the Sycamore RMA number. Any materials returned to Sycamore without prior authorization and proper labeling will be exempt from the stated Service Description.

     2.3  Service Pricing:

          A la carte: [**] of List Price


                                      32
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

3. Hardware Maintenance Contract (Advanced Exchange)

  3.1   Service Description:

     A. Sycamore provides an advanced exchange replacement product upon qualification of defect by Sycamore support personnel.

     B. The Customer must make a request for return by contacting Sycamore's Technical Support Center (TAC) and requesting a Return Material Authorization (RMA). Access to the TAC is available Monday through Friday, between 8:30 a.m. and 5:30 p.m., Eastern Time.

     C. All eligible advanced exchange RMA requests for replacement products received before 3:00 p.m., Eastern Time will be shipped for arrival at the Customer site the next business day.

     D. All eligible RMA requests made after 3:00 p.m. will be shipped the following day for delivery at the Customer site [**] business days from the date of the RMA request.

     E. Customer shall return the malfunctioning product to Sycamore within [**] days of receipt of the replacement product. Malfunctioning product not returned to Sycamore within [**] days of Customer's receipt of replacement product shall be invoiced at Sycamore's then-current list price.

     F. The replacement products are provided to Customer at no cost provided the replacement was due to malfunction or normal wear and tear of the product and not due to causes external to the product. Otherwise, the product is provided at the then-current Sycamore list price, plus shipping and handling costs.

  3.2   Service Eligibility:

     A. Customer must possess a valid Sycamore Hardware Maintenance Service Contract.

     B. Customer must be in good credit standing with Sycamore.

     C. Customer must obtain a Sycamore RMA number and must externally label the product packaging with the Sycamore RMA number. Any materials returned to Sycamore without prior authorization and proper labeling will be exempt from the stated Service Description.

  3.3    Service Pricing:

     A la carte: [**] of List Price

                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------

4. Return-to-Factory Repair Service

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

     4.1 Service Description:

         A. As a per incident service, Sycamore shall repair or replace (at its option) the malfunctioning product and return a functioning product to the Customer's site within [**] days of Sycamore's receipt of the malfunctioning product.

         B. Beyond the Standard Hardware Warranty period, Sycamore warrants its work performed for a period of [**] days from the date of shipment from Sycamore to the Customer.

     4.2 Service Eligibility:

         A. Customer must provide a purchase order or other form of acceptable payment (at Sycamore's discretion) prior to returning the defective product.

         B. Customer must be in good credit standing with Sycamore.

         C. Customer must obtain a Sycamore RMA number and must externally label the product packaging with the Sycamore RMA number. Any materials returned to Sycamore without prior authorization and proper labeling will be exempt from the stated Service Description.

     4.3 Service Pricing:

     Quoted by Sycamore TAC at time of service request.


                                      34
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.


5.   Software Maintenance Contract

     5.1 Service Description:

         A. All Sycamore software releases performed during the software maintenance period will be provided to the Customer at no additional charge.

         B. Sycamore will notify the Customer under contract of all generally available software releases.

         C. Sycamore may choose to distribute all software and documentation updates either electronically (www.sycamorenet.com) or on physical media (CD, diskette, tape, etc.).

         D. Release Notes outlining software modifications, known deficiencies and upgrade/installation procedures are provided as part of the service.

         E. User Documentation updates, if applicable, is provided as part of the service.

         F. Sycamore will provide revision and enhancement release information as it becomes available for general release, relating to availability of code corrections, work-around procedures and limitations of Covered Products.

         G. Periodic software problem status reports including information concerning software enhancements, bugs and documentation updates.

         H. Purchase of Software Maintenance Contract also includes 7 x 24 TAC Support Services.

     5.2 Service Eligibility:

         A. Customer must possess a valid Sycamore Software Maintenance Service Contract.

         B. Customer must be in good credit standing with Sycamore.

     5.3 Service Pricing:

         A la carte: [**] of List Price


                                      35
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.


6.   Resident Support Engineer Contract

     6.1 Service Description:

         A. Sycamore provides a full-time qualified support engineer on-site at the Customer's location.

         B. Sycamore Resident Engineer provides technical consultation, assists in problem isolation, assists in planning and executing network activities (e.g. installations, upgrades, etc.) and manages issue resolution with Customer and Sycamore personnel.

         C. Standard work-hours (# of hours and time-of-day) apply. However, non-standard work hours can be scheduled on an as needed basis.

     6.2 Service Eligibility:

         A. Customer must purchase a Sycamore Resident Support Engineer
            Contract.

         B. Customer must be in good credit standing with Sycamore.

     6.3 Service Pricing:

         [**] / year


                                      36
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.


7.   Time & Material Order

     7.1 Service Description:

         A. Customer may contract Sycamore Support Engineer(s) for on-site installation, upgrade or problem isolation services.

         B. Customer must provide a description of work requested, date and time required, location and materials required.

     7.2 Service Eligibility:

         A. Customer must provide a purchase order or other form of acceptable payment (at Sycamore's discretion) prior to receiving service.

         B. Customer must be in good credit standing with Sycamore.

     7.3 Service Pricing:

         Contact Sycamore TAC for quotation based upon rates below:

         Hourly Labor Charges (portal-to-portal):
         Monday through Friday, 8:30 AM - 5:30 PM       $[**]
           All other times                              $[**]
         $[**] Minimum Labor Charge

         Travel Charges (distance Sycamore must travel):
         0-50 miles                           $[**]
         51-500                               $[**]
         501-1,000                            $[**]
         1,001-1,500                          $[**]
         1,501-3,000                          $[**]
         Greater than 3,000 miles              [**]



                                      37
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.


8.   Standard Product Training

     8.1 Service Description:

         A. Sycamore qualified instructor provides training on product installation, configuration, operations, management and diagnosis.

         B. Course materials (overheads, handouts, etc.) are provided to each student.

         C. Hands-on laboratory exercises are provided (if applicable). All instructional equipment provided by Sycamore.

         D. Classes are offered at Sycamore Education facilities or can be brought directly to the customer's site (additional travel and expense charges will be applied).

     8.2 Service Eligibility:

         A. Customer must provide a purchase order or other form of acceptable payment (at Sycamore's discretion) prior to attending training.

         B. Customer must be in good credit standing with Sycamore.

     8.3 Service Pricing:

         Sycamore Facility:
         Training Cost (per student):    $[**] per day

         Customer Location:
         Training Cost (per student):    $[**] per day
         Travel:                         $[**] per course delivered
         Expenses:                       $[**] per day


                                      38
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.


9.   Customized Product Training

     9.1 Service Description:

         A. Sycamore will modify existing or create new materials to provide Customer-specified training.

         B. Sycamore qualified instructor provides the customized training.

         C. Course materials (overheads, handouts, etc.) are provided to each student.

         D. Hands-on laboratory exercises are provided (if applicable). All instructional equipment provided by Sycamore.

         E. Classes are offered at Sycamore Education facilities or can be brought directly to the customer's site (additional travel and expense charges will be applied).

     9.2 Service Eligibility:

         A. Customer must provide a purchase order or other form of acceptable payment (at Sycamore's discretion) prior to attending training.

         B. Customer must be in good credit standing with Sycamore.

     9.3 Service Pricing:

         Sycamore Facility:
         Course Customization:                $[**] per hour ($[**] minimum)
         (estimate provided at time of request)
         Training Cost (per student):         $[**] per day

         Customer Location:
         Course Customization:                $[**] per hour ($[**] minimum)
         (estimate provided at time of request)
         Training Cost (per student):         $[**] per day
         Travel:                              $[**] per course
         Expenses:                            $[**] per day



                                      39
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
                          Asterisks denote omissions.

LegalO-Z/Whalen_Patricia/Legal/107761.117/ex_s.wpf























                                      40
                   CONFIDENTIAL AND PROPRIETARY INFORMATION OF
                   -------------------------------------------
                           SYCAMORE NETWORK, INC
                           ---------------------